UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 18, 2005 (July 13, 2005)
Date of Report (Date of earliest event reported)

Investment Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23644	95-2848406
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

380 Madison Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On July 13, 2005, Investment Technology Group, Inc. issued a press release announcing that it has entered into a merger agreement with The MacGregor Group, Inc., a Delaware corporation (“MacGregor”), Hedgehog Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of ITG, and Steven D. Levy, as representative of the security holders of MacGregor (the “Merger Agreement”).   The Merger Agreement provides for the acquisition of MacGregor by ITG.  A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 – Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)

Date: July 18, 2005	By:	/s/ Howard C. Naphtali
Howard C. Naphtali
Chief Financial Officer and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 13, 2005.